                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported): September 24, 1998

                                 NOVA CORPORATION
              (Exact Name of Registrant as Specified in Charter)



         Georgia                      1-14342                   58-2209575
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
     of Incorporation)                                       Identification No.)



           One Concourse Parkway, Suite 300, Atlanta, Georgia 30328
                  (Address of Principal Executive Offices)  (Zip Code)



                                 (770) 396-1456
             (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)       Financial Statements of Businesses Acquired.

               The following financial statements of PMT Services, Inc. required to be filed with the Commission pursuant to this Item 7(a) are included in Exhibit 99 attached hereto and are incorporated by reference herein:

                 Report of Independent Accountants;

                 Consolidated Balance Sheets at July 31, 1997 and July 31, 1998;

                 Consolidated Statements of Income, each of the three years ended July 31, 1998;

                 Consolidated Statements of Changes in Shareholders' Equity, each of the three years ended July 31, 1998;

                 Consolidated Statements of Cash Flows, each of the three years ended July 31, 1998;

                 Notes to Consolidated Financial Statements

     (c)       Exhibits.

               23 Consent of PricewaterhouseCoopers LLP relating to the audited financial statements of PMT Services, Inc.

               27.1 Restated Financial Data Schedule for NOVA Corporation for
                    the Year Ended December 31, 1995

               27.2 Restated Financial Data Schedule for NOVA Corporation for
                    the Year Ended December 31, 1996

               27.3 Restated Financial Data Schedule for NOVA Corporation for
                    the Three Months Ended March 31, 1997

               27.4 Restated Financial Data Schedule for NOVA Corporation for
                    the Six Months Ended June 30, 1997

               27.5 Restated Financial Data Schedule for NOVA Corporation for
                    the Nine Months Ended September 30, 1997

               27.6 Restated Financial Data Schedule for NOVA Corporation for
                    the Year Ended December 31, 1997

               27.7 Restated Financial Data Schedule for NOVA Corporation for
                    the Three Months Ended March 31, 1998

               27.8 Restated Financial Data Schedule for NOVA Corporation for
                    the Six Months Ended June 30, 1998


               99   Consolidated Financial Statements of PMT Services, Inc.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NOVA CORPORATION
                                (Registrant)



                       /s/ James M. Bahin
                       ---------------------------------------------------------
                       James M. Bahin
                       Vice Chairman of the Board, Chief Financial and Secretary Duly Authorized Officer


Date: December 8, 1998

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                                 EXHIBIT INDEX

Exhibit No.                      Description
----------                       -----------
  23 Consent of PricewaterhouseCoopers LLP relating to the audited financial statements of PMT Services, Inc.

  27.1 Restated Financial Data Schedule for NOVA Corporation for the Year Ended December 31, 1995

  27.2 Restated Financial Data Schedule for NOVA Corporation for the Year Ended December 31, 1996

  27.3 Restated Financial Data Schedule for NOVA Corporation for the Three Months Ended March 31, 1997

  27.4 Restated Financial Data Schedule for NOVA Corporation for the Six Months Ended June 30, 1997

  27.5 Restated Financial Data Schedule for NOVA Corporation for the Nine Months Ended September 30, 1997

  27.6 Restated Financial Data Schedule for NOVA Corporation for the Year Ended December 31, 1997

  27.7 Restated Financial Data Schedule for NOVA Corporation for the Three Months Ended March 31, 1998

  27.8 Restated Financial Data Schedule for NOVA Corporation for the Six Months Ended June 30, 1998

  99               Consolidated Financial Statements of PMT Services, Inc.

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